Exhibit 10.4

                                                                 January 1, 2005
The Board of Directors
Frontier Staffing, Inc.
22 Latigo Road
Durango, CO 81301

Gentlemen:

     The undersigned, are the owners of Common Shares, $.001 par value per share (the "Shares"), of Frontier Staffing, Inc., a Nevada Corporation (the "Company"). On January 30, 2004, the undersigned entered into an Agreement whereby the undersigned agreed to refrain from selling or otherwise transferring the Shares, except as provided in said Agreement.

     For value received, the receipt of which is hereby acknowledged, the undersigned, each for himself, his successors and assigns undertakes, represents, covenants and agrees with and for the benefit of the Company, to extend the term of said Agreement through January 31, 2006. All other terms and conditions of said Agreement remain the same.


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     In Witness whereof, the undersigned have individually executed this
Agreement on the day and date first above given.

/s/ Clarence Downs                               /s/ Matthew Gregarek
-------------------------------                  -------------------------------
Clarence Downs                                   Matthew Gregarek

/s/ David Gregarek                               /s/ R.L. Cowell
-------------------------------                  -------------------------------
David Gregarek                                   R.L. Cowell


                                                Huttner 1999 Partnership, Ltd

                                            By   /s/ General Partner
                                                 -------------------------------
                                                 General Partner

     Frontier Staffing, Inc. covenants and agrees to do any act or thing necessary and proper to enforce said Agreement and this amended Agreement. Frontier Staffing, Inc.

                                            By   /s/ Authorized Officer
                                                 -------------------------------
                                                 Authorized Officer
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                                    EXHIBIT A



Name                                                 Number of Shares
----                                                 ----------------
Clarence Downs                                          6,400,000
Matthew Gregarek                                          350,000
David Gregarek                                            380,000
R.L. Cowell                                               300,000
Huttner 1999 Partnership, Ltd                             950,000

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